Exhibit 99.1

REALPAGE CLOSES ACQUISITION OF NWP SERVICES CORPORATION

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CARROLLTON, Texas (March 7, 2016) - RealPage, Inc. (NASDAQ: RP), a leading provider of on demand software and software-enabled services for the multifamily, single-family and vacation rental housing industries, announced it has closed the acquisition NWP Services Corporation (www.nwp.com). The combined offering is expected to create the leading resident billing, energy management, and back office services platform in the rental housing industry.

Comments on the news

Steve Winn, Chairman and CEO of RealPage
“The acquisition of NWP is in our sweet spot regarding cultural and operational fit. We look forward to integrating the best of each platform in order to unlock significant synergies.”

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About RealPage
RealPage, Inc. is a leading provider of comprehensive property management software solutions for the multifamily, commercial, single-family and vacation rental housing industries. These solutions help property owners increase efficiency, decrease expenses, enhance the resident experience and generate more revenue. Using its innovative SaaS platform, RealPage's on demand software enables easy system integration and streamlines online property management. Its product line covers the full spectrum of property management, leasing and marketing, asset optimization, and resident services solutions. Founded in 1998 and headquartered in Carrollton, Texas, RealPage currently serves over 11,000 clients worldwide from offices in North America, Europe and Asia. For more information about the company, visit http://www.realpage.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking” statements relating to RealPage, Inc.’s acquisition of NWP Services Corporation and the benefits to be derived from such acquisition, including its plans to integrate the acquired functionality with the company’s current solutions; the benefits to be derived from the platform by property owners and managers and its expectations regarding synergies and other efficiencies to be realized from the integration of the various platforms. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “expects,” “believes,” “plans,” or similar expressions and the negatives of those terms. Those forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The company may be required to revise its results upon finalizing its review of quarterly and full year results, which could cause or contribute to such differences. Additional factors that could cause or contribute to such differences include, but are not limited to, the following: (a) the possibility that general economic conditions, including leasing velocity or uncertainty cause information technology spending, particularly in the rental housing industry, to be reduced or purchasing decisions to be delayed; (b) an increase in insurance claims; (c) an increase in customer cancellations; (d) the inability to increase sales to existing customers and to attract new customers; (e) RealPage, Inc.’s failure to consummate pending acquisitions or to integrate acquired businesses and any future acquisitions successfully; (f) the timing and success of new product introductions by RealPage, Inc. or its competitors; (g) changes in RealPage,

Inc.’s pricing policies or those of its competitors; (h) legal or regulatory proceedings; (i) the inability to achieve revenue growth or to enable margin expansion; and (j) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) by RealPage Inc., including its Annual Report on Form 10-K previously filed with the SEC on February 29, 2016. All information provided in this release is as of the date hereof and RealPage Inc. undertakes no duty to update this information except as required by law.